UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_____________________________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2016

SEVCON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-9789	04-2985631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
155 Northboro Road Southborough, MA	01772
(Address of principal executive offices)	(zip code)
(508) 281-5510 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2016, the Board of Directors of Sevcon, Inc. (the “Company”) re-elected David Steadman as a director of the Company to fill a vacancy in a term that expires at the 2018 Annual Meeting of Stockholders.

Mr. Steadman previously served as a director beginning in 1997, including serving as Chairman of the Board from 2005 until 2013, until he became Director Emeritus at the 2016 Annual Meeting of Stockholders.

Mr. Steadman was elected Chairman of the Audit Committee of the Board of Directors, as well as a member of the Compensation and Nominating and Governance Committees. He will receive compensation as described under “Corporate Governance—Director Compensation” in the Company’s proxy statement filed with the Securities and Exchange Commission on December 29, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVCON, INC.

Dated: July 18, 2016	By:	/s/ Raymond J. Thibault Jr.
Raymond J. Thibault Jr. Assistant Treasurer